Exhibit 99.1

NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed to Participate in Upcoming Investor Conferences in April and May 2022

Vancouver BC – April 19, 2022 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a leader in the research, development, manufacturing and commercialization of rare cannabinoids, announces that the Company’s executive team will be participating in several investor events throughout April and May 2022.

Benzinga Spring Cannabis Capital Conference

Date: April 20 - 21, 2022

Location: Fontainebleau Miami Beach, Florida

Registration: Those interested in attending the event can register here.

Management will be available for virtual one-on-one meetings with institutions and industry representatives. To request 1-on-1 meetings with the Company please contact investor relations at ir@inmedpharma.com.

Canaccord Genuity’s 6th Annual Global Cannabis Conference

Date: May 11, 2022

Location: Virtual

Presentation: The webcast recording will be available on InMed’s investor relations website here.

Management will be available for virtual one-on-one meetings with institutional and corporate clients of the firm. To request 1-on-1 meetings with the Company, please contact your Canaccord institutional representative. More information on the Canaccord Cannabis Conference can be found here.

H.C. Wainwright Global Investment Conference

Date: May 23-26, 2022

Location: Virtual

Presentation: The webcast recording will also be accessible on InMed’s investor relations website and can be found here.

Management will be available for virtual one-on-one meetings with institutional and corporate clients of the firm. To request 1-on-1 meetings with the Company, please contact your H.C Wainwright institutional representative.

About InMed: InMed Pharmaceuticals is a global leader in the research, development, manufacturing and commercialization of rare cannabinoids. Together with its subsidiary BayMedica LLC, the Company has unparalleled cannabinoid manufacturing capabilities to serve a spectrum of consumer markets, including pharmaceutical and health and wellness. InMed is also a clinical-stage company developing a pipeline of rare cannabinoid therapeutics and dedicated to delivering new treatment alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs. For more information, visit www.inmedpharma.com and www.baymedica.com.

Investor Contact:

Colin Clancy

Senior Director, Investor Relations

T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about: being a global leader in the research, development, manufacturing and development of rare cannabinoids; having unparalleled cannabinoid manufacturing capabilities to serve a spectrum of consumer markets, including pharmaceutical and health and wellness; presenting at the Benzinga Spring Cannabis Capital Conference, April 20-21, 2022, the Canaccord 6th Annual Cannabis Capital Conference on May 11, 2022 and the H.C. Wainwright Global Investment Conference on May 23 to 26, 2022 ; and developing a pipeline of rare cannabinoid therapeutics and dedicated to delivering new treatment alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs.

With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Security and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.